UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 18, 2007
                                                        ------------------


                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 001-16017                      98-0223493
         ------------------------            ------------------
         (Commission File Number)            (I.R.S. Employer
                                             Identification No.)

                               22 VICTORIA STREET
                             HAMILTON HM 12, BERMUDA
                -------------------------------------------------
                (Address of principal executive offices) Zip Code

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

  [ ]   Written communications pursuant to Rule 425 under the Securities
        Act.

  [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01.      Other Events

On September 18, 2007, the registrant issued a letter to The Indian Hotels Company Limited ("IHCL") in reply to its letter to the registrant dated September 14, 2007 and included as an exhibit to IHCL's Schedule 13-D dated September 17, 2007 filed with the Commission, and issued a related news release. The letter and news release of the registrant dated September 18, 2007 are attached as Exhibits to this Current Report and incorporated herein by reference.


ITEM 9.01.      Financial Statements and Exhibits

(c) Exhibits

99.1 Letter from the registrant dated September 18, 2007 replying to The Indian Hotels Company Limited.

99.2 News release of the registrant dated September 18, 2007 regarding reply to The Indian Hotels Company Limited.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ORIENT-EXPRESS HOTELS LTD.



                                      By: /s/ Edwin S. Hetherington
                                          -------------------------
                                          Name:  Edwin S. Hetherington
                                          Title: Vice President, General Counsel
                                                    and Secretary


Date:  September 18, 2007





                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

  99.1     Letter dated September 18, 2007 to The Indian Hotels Company Limited.

  99.2     News Release dated September 18, 2007.









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